UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
TRAVERE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box)
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TRAVERE THERAPEUTICS, INC.	Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 19, 2026 at 9:00 a.m. Pacific Daylight Time

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at: https://web.viewproxy.com/Travere/2026
If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before May 11, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy.
Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

You must use the 11-digit Control Number located in the box to vote via Internet, or to request proxy materials.	Control Number

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

To the Stockholders of Travere Therapeutics, Inc.:
The 2026 Annual Meeting of the Stockholders of Travere Therapeutics, Inc. will be held on May 19, 2026 at 9:00 a.m. Pacific Daylight Time.
Notice is hereby given that the Annual Meeting of Stockholders of Travere Therapeutics, Inc. will be held on
May 19, 2026 at 9:00 a.m. Pacific Daylight Time at 3611 Valley Centre Drive, Suite 300, San Diego, California
92130 for the following purposes:

Proposal 1 – To elect each of the Board's ten nominees for director named in the accompanying proxy statement to serve for a term of one year.
ELECTION OF DIRECTORS:
(01) Roy Baynes	(06) Jeffrey Meckler
(02) Suzanne Bruhn	(07) John Orwin
(03) Timothy Coughlin	(08) Sandra Poole
(04) Eric Dube	(09) Ron Squarer
(05) Gary Lyons	(10) Ruth Williams-Brinkley

Proposal 2 – To approve the Company's 2018 Equity Incentive Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder by 3,000,000 shares.

Proposal 3 – To approve, on an advisory basis, the compensation of the Company's named executive officers.

Proposal 4 – To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company's named executive officers.

Proposal 5 – To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026.

Note: To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, FOR "ONE YEAR" FREQUENCY IN PROPOSAL 4 AND "FOR" PROPOSAL 5.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:
Internet:	E-Mail:

Go to https://web.viewproxy.com/Travere/2026 Have the 11 digit control number available when you access the website and follow the instructions.
By e-mail at: requests@viewproxy.com

* If requesting material by e-mail, please send a
blank e-mail with the company name and your
11-digit Control Number in the subject line. No
other requests, instructions or other inquiries
should be included within this e-mail request.

Telephone:
Call 1-877-777-2857 Toll Free

Control Number

VOTING METHODS

Via Internet prior to Annual Meeting when you view the materials at:

Go to www.AALvote.com/TVTX

Have your 11-digit Control Number available and follow the prompts.
–Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card.

Refer to https://web.viewproxy.com/Travere/2026 for information on how to attend the Annual Meeting and vote in person.

TRAVERE THERAPEUTICS, INC.